EXHIBIT 10.12
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                     STANDARD NAME LICENSING AGREEMENT TERMS




                                 with respect to




                       ALLSTATE LIFE GLOBAL FUNDING TRUSTS


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                                TABLE OF CONTENTS

                                                                                                PAGE


                                                          ARTICLE 1
                                                         DEFINITIONS

SECTION 1.1           Definitions......................................................................1
SECTION 1.2           Other Definitional Provisions....................................................3

                                                          ARTICLE 2
                                          GRANT OF LICENSE; INDEPENDENT CONTRACTORS

SECTION 2.1           Grant of License.................................................................4
SECTION 2.2           Independent Contractors..........................................................4

                                                          ARTICLE 3
                                         AGREEMENTS AND ACKNOWLEDGEMENTS OF LICENSEE

SECTION 3.1           Agreements and Acknowledgements of Licensee......................................4

                                                          ARTICLE 4
                                                   INFRINGEMENT PROCEEDINGS

SECTION 4.1           Notification of Unauthorized Use.................................................6
SECTION 4.2           Payments for Damages.............................................................6

                                                          ARTICLE 5
                                                     TERM AND TERMINATION

SECTION 5.1           Term.............................................................................6
SECTION 5.2           Automatic Termination............................................................6
SECTION 5.3           Immediate Termination............................................................7
SECTION 5.4           Termination on Notice............................................................7

                                                          ARTICLE 6
                                                    EFFECT OF TERMINATION

SECTION 6.1           Change of Licensee Marks.........................................................7
SECTION 6.2           Licensee Cooperation.............................................................7
SECTION 6.3           Rights in Licensed Marks.........................................................7

                                                          ARTICLE 7
                                                        MISCELLANEOUS

SECTION 7.1           Enforcement......................................................................7

                                       i

SECTION 7.2           Severability.....................................................................7
SECTION 7.3           Entire Agreement.................................................................8
SECTION 7.4           Amendment of Name Licensing Agreement............................................8
SECTION 7.5           Governing Law....................................................................8
SECTION 7.6           Consent to Jurisdiction..........................................................8
SECTION 7.7           Waiver of Jury Trial.............................................................8
SECTION 7.8           No Waiver........................................................................8
SECTION 7.9           Remedies Cumulative..............................................................9
SECTION 7.10          Notices..........................................................................9
SECTION 7.11          Counterparts.....................................................................9

APPENDIX A            LICENSED MARKS.................................................................A-1


                                       ii

     This document constitutes the STANDARD NAME LICENSING AGREEMENT TERMS which will be incorporated by reference in the Name Licensing Agreement (as defined below) between Allstate Insurance Company (the "Licensor") and the Trust (as defined below) (the "Licensee").

     These Standard Name Licensing Agreement Terms shall be of no force and effect unless and until incorporated by reference in, and then only to the extent not modified by, the Name Licensing Agreement.

     The following terms and provisions shall govern the use of the Licensor's Licensed Marks (as defined below) by the Licensee, subject to contrary terms and provisions expressly adopted in the Name Licensing Agreement, which contrary terms shall be controlling.

                                    ARTICLE 1
                                   DEFINITIONS

     SECTION  1.1.......Definitions.  The following terms, as used herein,  have the following meanings:

     "Administrative Services Agreement" means that certain Administrative Services Agreement included in Part B of the Series Instrument, by and between the Trust and the Administrator, as the same may be amended, supplemented, modified, restated or replaced from time to time.

     "Administrator" means AMACAR Pacific Corp., a Delaware corporation, in its capacity as the sole administrator of the Trust, or another entity specified in the Indenture as the Administrator, and, in each case, its permitted successors and assigns.

     "Agents" has the meaning ascribed in the Distribution Agreement.

     "Coordination Agreement" means that certain Coordination Agreement included in Part F of the Series Instrument, among the Trust and the other parties specified therein, as the same may be amended, supplemented, modified, restated or replaced from time to time.

     "Delaware Trustee" means Wilmington Trust Company, a Delaware banking corporation, or another entity specified in the Indenture as the Delaware Trustee, in each case not in its individual capacity but solely as trustee, and its successors.

     "Distribution Agreement" means that certain Distribution Agreement dated as of -, 2006, by and among Allstate Life Global Funding and the Agents named therein, as the same may be amended, restated, modified or supplemented from time to time.

     "Funding Note Indenture" means that certain Funding Note Indenture included in Part H of the Series Instrument, among Global Funding and the other parties specified therein, as the same may be amended, supplemented, modified, restated or replaced from time to time.

     "Indenture" means that certain Indenture included in Part G of the Series Instrument, among the Trust and the other parties specified therein, as the same may be amended, supplemented, modified, restated or replaced from time to time.

     "Licensed Marks" shall include all marks listed on Appendix A attached hereto as the same may be amended, supplemented, modified, restated or replaced from time to time.

     "Licensed Services" means the activities necessary to accomplish all purposes of the Trust as set forth in the Trust Agreement.

     "Licensee" means the Trust.

     "Licensor" means Allstate Insurance Company, an Illinois stock insurance company, and its successors.

     "Name Licensing Agreement" means that certain Name Licensing Agreement included in Part D of the Series Instrument, between Licensor and Licensee, as the same may be amended, supplemented, modified, restated or replaced from time to time.

     "Note" means each medium term note issued by the Trust under the Indenture, each in an authorized denomination and represented, individually or collectively, by a Note Certificate authenticated by the Indenture Trustee pursuant to the terms of the Indenture.

     "Note Certificate" means a security certificate representing one or more Notes.

     "Person" means any natural person, corporation, limited partnership, general partnership, joint stock company, limited liability company, joint venture, association, company, trust (including any beneficiary thereof), bank, trust company, land trust, business trust or other organization, whether or not a legal entity, and governments and agencies and political subdivisions thereof.

     "Series Instrument" means the series instrument of the Trust, pursuant to which the Administrative Services Agreement, the Coordination Agreement, the Funding Note Indenture, the Indenture, the Name Licensing Agreement, the Support Agreement, the Terms Agreement and the Trust Agreement are entered into, and certain other documents are executed, in connection with the issuance of the Notes by the Trust.

     "Support Agreement" means that certain Support and Expenses Agreement included in Part C of the Series Instrument, by and between Allstate Life Insurance

Company and the Trust, as the same may be amended, supplemented, modified, restated or replaced from time to time.

     "Terms Agreement" means that certain Terms Agreement included in Part E of the Series Instrument, by and among Allstate Life Global Funding, the Trust and each Agent named therein, which will incorporate by reference the terms of the Distribution Agreement.

     "Territory" shall mean worldwide.

     "Trust" means the Allstate Life Global Funding Trust specified in the Series Instrument, together with its permitted successors and assigns.

     "Trust Agreement" means that certain Trust Agreement included in Part A of the Series Instrument, among the Trust Beneficial Owner, the Administrator and the Delaware Trustee, as the same may be amended, supplemented, modified, restated or replaced from time to time.

     "Trust Beneficial Owner" means Allstate Life Global Funding, a Delaware statutory trust, in its capacity as trust beneficial owner.

     SECTION 1.2.......Other  Definitional  Provisions.  For all purposes of the
Name Licensing Agreement except as otherwise expressly provided or unless the context otherwise requires:

          (a) the terms defined in this Article shall have the meanings ascribed to them in this Article and shall include the plural as well as the singular;

          (b)  the  words  "include",   "includes"  and  "including"   shall  be
               construed to be followed by the words "without limitation";

          (c) Article and Section headings are for the convenience of the reader and shall not be considered in interpreting the Name Licensing Agreement or the intent of the parties to the Name Licensing Agreement;

          (d) the words "herein", "hereof" and "hereunder" and other words of similar import refer to the Name Licensing Agreement as a whole and not to any particular Article, Section, Appendix or other subdivision; and

          (e) references herein to Articles, Sections and Appendices shall, unless otherwise specified, refer respectively to Articles, Sections and Appendices

                                   ARTICLE 2
                    GRANT OF LICENSE; INDEPENDENT CONTRACTORS

     SECTION 2.1.......Grant of License.  Licensor hereby grants to Licensee for the term of the Name Licensing Agreement a nonexclusive, nontransferable right and license to use the Licensed Marks for the Licensed Services within the Territory. Licensor is not representing that it has rights with respect to Licensed Marks or the Licensed Marks in every jurisdiction within the Territory.

     SECTION  2.2.......Independent   Contractors.  Licensor  and  Licensee  are
independent contractors and are not, and shall not, represent themselves as principal and agent, partners or joint venturers.

                                   ARTICLE 3
                   AGREEMENTS AND ACKNOWLEDGEMENTS OF LICENSEE

     SECTION  3.1.......Agreements  and  Acknowledgements of Licensee.  Licensee
acknowledges and agrees that:

          (a)  Licensor is the sole owner of the Licensed Marks;

          (b) Licensee shall do nothing inconsistent with the ownership of the Licensed Marks by Licensor;

          (c) all use of the Licensed Marks by Licensee shall inure only to the benefit of and be on behalf of Licensor;

          (d) Licensee shall assist Licensor in executing any additional documents that may be necessary or desirable to effect the protection of Licensor's interests in Licensed Marks, including, but not limited to, the execution of any and all documents required by governmental agencies in order to register or maintain trademark and service mark registrations; in addition, Licensee shall not oppose Licensor's registration of the Licensed Marks nor take action that jeopardizes Licensor's rights in Licensed Marks;

          (e) nothing in the Name Licensing Agreement shall give Licensee any right, title or interest in Licensed Marks other than the license granted in the Name Licensing Agreement;

          (f) Licensee shall not attack or challenge in any way Licensor's rights in and to Licensed Marks or the validity or enforceability of the Name Licensing Agreement;

          (g) Licensee shall not assign any of the rights granted under the Name Licensing Agreement without the prior express written consent of Licensor;

          (h) Licensee shall not grant to any Person a right and license to use the Licensed Marks without the prior express written consent of Licensor;

          (i) Licensee shall not use any Licensor's Mark not covered by the Name Licensing Agreement which is the property or is claimed as the property of Licensor or Licensor's subsidiaries or affiliates, except with the prior express written consent of Licensor;

          (j)  Licensee  shall  comply  with  all  applicable   law,  rules  and
               regulations pertaining to its business;

          (k) Licensor has the sole and exclusive right to control the appearance of the Licensed Marks, including the quality of the mark in the Licensed Marks;

          (l) the nature and quality of the business conducted by Licensee under the Licensed Marks, and all related advertising, promotional and other uses of Licensed Marks by Licensee shall conform to standards set by and under the control of Licensor and communicated to Licensee from time to time;

          (m) except as otherwise agreed in writing by Licensor from time to time, Licensee shall submit to Casey Mangan, or successor in the Corporate Law Division of Licensor for Licensor's prior approval representative samples of all proposed materials bearing the Licensed Marks, to the extent that such materials are not contained in the Registration Statement on Form S-3 (File No. 333-129157), as amended and exhibits thereto;

          (n) Licensor shall have the right to inspect, upon reasonable notice, the business facilities of Licensee and to request submission of written materials at any time during the term of the Name Licensing Agreement so that Licensor may satisfy itself that quality standards are being appropriately complied with and will immediately modify or discontinue any use of Licensed Marks that Licensor deems not to be in compliance with its quality standards;

          (o)  the  standards  of  conduct  of  Licensee's   business  shall  be
               equivalent   to  the  high   standards   of  quality  and  ethics
               characteristic of the businesses conducted by Licensor;

          (p) the value and goodwill of the Licensed Marks accrues solely to Licensor; and

          (q) Licensee will not act or use Licensed Marks in any manner which may, in Licensor's judgment, be in bad taste, be inconsistent with Licensor's public image or which may in any way disparage Licensor or its reputation including, but not limited to, types and placement of advertising, or take any action which will harm or jeopardize the Licensed Marks or Licensor's ownership thereof.

                                   ARTICLE 4
                            INFRINGEMENT PROCEEDINGS

     SECTION  4.1.......Notification  of  Unauthorized  Use.  Licensee agrees to promptly notify Licensor of any unauthorized use of any of Licensed Marks as such unauthorized use comes to Licensee's attention. Licensor shall have the sole right and discretion to take any action relating to Licensed Marks; provided, that Licensee agrees to cooperate fully, should Licensor decide to take any such action.

     SECTION  4.2.......Payments for Damages. If infringement proceedings result in an award of damages or the payment of any sums to Licensor, any such damages or payments shall belong solely to Licensor.

                                   ARTICLE 5
                              TERM AND TERMINATION

     SECTION  5.1.......Term.  The Name  Licensing  Agreement  shall continue in force and effect for so long as Licensee continues to exist in accordance with the terms of the Trust Agreement, unless it is sooner terminated as provided for in the Name Licensing Agreement.

     SECTION 5.2.......Automatic Termination. The Name Licensing Agreement shall automatically terminate upon the happening of any of the following events:

          (a) Licensee is ordered or adjudged bankrupt, is placed under the supervision of a receiver, or enters into any scheme or composition with creditors to make an assignment for the benefit of creditors;

          (b) any assets of Licensee are seized or attached in conjunction with any action against Licensee by a third party; or

          (c) any of the assets of Licensee are seized or appropriated by any governmental authority, whether or not compensation for such action is offered to Licensee.

     SECTION 5.3.......Immediate Termination. Licensor shall have the right, but not the obligation, to immediately terminate the Name Licensing Agreement and all rights granted under the Name Licensing Agreement in the event that Licensee
(a) ceases to conduct business as a statutory trust, (b) breaches any of its representations, agreements, covenants and undertakings in the Name Licensing Agreement, (c) fails to comply with laws, rules and regulations applicable to it or the conduct of its business to the complete satisfaction of Licensor, (d) acts in a manner that impugns Licensor's reputation or (e) uses the Licensed Marks in a manner that is inconsistent with or beyond the scope of the license granted herein.

     SECTION  5.4.......Termination  on Notice.  Licensor may terminate the Name
Licensing Agreement without cause upon the provision of ten days' prior written notice to Licensee.

                                   ARTICLE 6
                              EFFECT OF TERMINATION

     SECTION  6.1.......Change  of Licensee Marks.  Upon termination of the Name
Licensing Agreement, Licensee agrees to immediately change Licensee's name as to not include any Licensed Marks, and to discontinue and not to use in the future any of the Licensed Marks, any trade name incorporating any of the Licensed Marks, or any terms confusingly similar to any of Licensed Marks.

     SECTION  6.2.......Licensee  Cooperation.  Upon  termination  of  the  Name
Licensing Agreement, Licensee agrees to cooperate fully with Licensor to amend or cancel any governmental recordations or approvals pertaining to any tradenames, trademarks or servicemarks which consist of or include any of Licensed Marks.

     SECTION  6.3.......Rights  in Licensed Marks.  Upon termination of the Name
Licensing Agreement, any and all rights in the Licensed Marks heretofor granted to Licensee and the goodwill connected therewith shall remain the property of Licensor.

                                   ARTICLE 7
                                  MISCELLANEOUS

     SECTION  7.1.......Enforcement.  The parties agree that any breaches of the
Name Licensing Agreement shall cause irreparable injury to the nonbreaching party and that an injunction shall be an appropriate remedy.

     SECTION   7.2.......Severability.   In  the  event  any  provision  of,  or
obligation under, the Name Licensing Agreement shall be invalid, illegal or unenforceable, in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby to the fullest extent permitted under applicable law.

     SECTION   7.3.......Entire   Agreement.   The  Name   Licensing   Agreement
constitutes the entire agreement between the parties hereto relating to the subject matter of the Name Licensing Agreement, and supersedes all previous agreements between the parties, whether written or oral.

     SECTION  7.4.......Amendment  of Name Licensing Agreement.  Any amendments, supplements, modifications, restatements or replacements of the Name Licensing Agreement, or waivers or consents to the Name Licensing Agreement, shall be in writing signed by the parties.

     SECTION  7.5.......Governing  Law. The Name  Licensing  Agreement  shall be governed by, and construed in accordance with, the laws of the State of Illinois, without regard to its choice of law principles.

     SECTION 7.6.......Consent to Jurisdiction. Each party to the Name Licensing
Agreement submits to the nonexclusive jurisdiction of the United States Federal court located in Cook County, Illinois, for purposes of any legal proceeding arising out of or relating to the Name Licensing Agreement or the transactions contemplated by the Name Licensing Agreement. Each party to the Name Licensing Agreement irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. Each party to the Name Licensing Agreement consents to process being served in any suit, action or proceeding with respect to the Name Licensing Agreement, or any document delivered pursuant to the Name Licensing Agreement by the mailing of a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to its respective address specified at the time for notices under the Name Licensing Agreement or to any other address of which it shall have given written notice to the other party. The foregoing shall not limit the ability of any party to the Name Licensing Agreement to bring suit in the courts of any other jurisdiction.

     SECTION  7.7.......Waiver  of Jury  Trial.  Each of the parties to the Name
Licensing Agreement irrevocably waives any and all right to a trial by jury with respect to any legal proceeding arising out of or relating to the Name Licensing Agreement or any claims or transactions in connection with the Name Licensing Agreement. Each of the parties to the Name Licensing Agreement hereby acknowledges that such waiver is made with full understanding and knowledge of the nature of the rights and benefits waived hereby.

     SECTION  7.8.......No  Waiver.  No  failure  on the  part  of  Licensor  to exercise, and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under the Name Licensing Agreement shall operate as a waiver thereof, nor shall any single or partial exercise thereof or the exercise of any other right, power or privilege operate as such a waiver.

     SECTION  7.9.......Remedies  Cumulative.  No  right,  power  or  remedy  of
Licensor under the Name Licensing Agreement shall be exclusive of any other right, power or remedy, but shall be cumulative and in addition to any other right, power or remedy thereunder or existing by law or in equity.

     SECTION  7.10......Notices.  All notices,  demands, or other communications required or permitted to be given under the Name Licensing Agreement shall be given in writing by delivering the same against receipt thereof by facsimile transmission (confirmed by registered or certified mail, postage prepaid, return receipt requested), or by registered or certified mail, postage prepaid, return receipt requested, addressed as follows (and if so given, shall be deemed given when mailed or upon receipt of a confirmation, if sent by facsimile):

                  If to Licensor:

                  Allstate Insurance Company
                  3100 Sanders Road
                  Northbrook, Illinois 60062
                  Attention: Michael J. Velotta, Vice President, Deputy
                             General Counsel and Assistant Secretary
                  Facsimile: (847) 326-6742

                  If to Licensee:

                  Allstate Life Global Funding
                  c/o AMACAR Pacific Corp.
                  6525 Morrison Boulevard, Suite 318
                  Charlotte, North Carolina 28211
                  Attention: President
                  Facsimile: (704) 365-1362

or at such other address as shall be designated by any party in a written notice to the other party.

     SECTION  7.11......Counterparts.  The  Name  Licensing  Agreement  and  any
amendments, supplements, modifications, restatements or replacements of the Name Licensing Agreement, or waivers or consents to the Name Licensing Agreement, may be executed in any number of counterparts, and by different parties to the Name Licensing Agreement in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, when taken together shall constitute one and the same instrument. The Name Licensing Agreement shall become effective upon the execution of a counterpart by each of the parties.

                                                           APPENDIX A

                             LICENSED MARKS


Allstate


Allstate Life


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                                       A-1